ELFUN DIVERSIFIED FUND

(the “Fund”)

Supplement dated April 12, 2019 to the Summary Prospectus, Prospectus and

Statement of Additional Information (“SAI”) each dated April 30, 2018,

each as may be revised and/or supplemented from time to time.

Effective immediately, Geoffrey Preston replaces David Wiederecht as a Portfolio Manager on the Fund. Accordingly, effective immediately, the Prospectus, Summary Prospectus and SAI are revised as follows:

•	Beginning on page 33 of the Prospectus and on page 8 of the Summary Prospectus, the section entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSGA Funds Management, Inc. (“SSGA FM”)

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Jeffrey Palma and Geoffrey Preston. They have served as portfolio managers on the Fund since 2013 and 2019, respectively.

•

On page 67 of the Prospectus, the thirteenth paragraph of the sub-section entitled “PORTFOLIO MANAGEMENT TEAMS” within the section entitled “MANAGEMENT AND ORGANIZATION” is deleted in its entirety and replaced with the following:

Geoffrey Preston, is a Vice President of SSGA and the Adviser and a member of the Outsourced Chief Investment Officer’s (OCIO) Market Positioning team. He is responsible for assisting with market positioning and tactical overlays for defined benefit clients. Mr. Preston joined SSGA in July 2016 through its acquisition of GE Asset Management Incorporated (“GEAM”). He joined GEAM in 2013 as a Senior Derivatives Specialist. Prior to joining GEAM, Mr. Preston has 12 years of industry experience holding various roles at Deutsche Bank, The Lloyds Banking Group, Goldman Sachs, and SS&C GlobeOp. He has a Bachelor of Arts in Political Science from the University of Connecticut and a Master of Business Administration from Quinnipiac University.

•

On page 77 of the SAI, in the table entitled “Portfolio Managers – Other Accounts Managed,” within the section “MANAGEMENT OF THE FUNDS,” the information regarding David Wiederecht is deleted in its entirety, and the following is added to and supplements the information in the table regarding the number and types of accounts managed by the portfolio managers of the Fund and the assets under management in those accounts:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)	Other Pooled Investment Vehicle Accounts	Assets Managed (billions)	Other Accounts		Assets Managed (billions)	Total Assets Managed (billions)
Geoffrey Preston†	51	$25.240	135	$59.406	317	(3)	$113.87	$198.52

(3)	Includes 4 accounts (totaling $.21 billion in assets under management) with performance based fees.
†	As of February 28, 2019.

Mr. Preston did not beneficially own shares of any of the Funds as of February 28, 2019.

•	All other references to David Wiederecht in the Prospectus, Summary Prospectus and SAI are hereby deleted and replaced with Geoffrey Preston.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE